UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 21, 2005
Dycom Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	0-5423	59-1277135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11770 US Highway One, Suite 101
Palm Beach Gardens, Florida 33408
(Address of Principal Executive Offices) (Zip Code)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 627-7171
Not Applicable
(Former Name and Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions.
On November 21, 2005, Dycom Industries, Inc. (“Dycom”) issued a press release announcing its financial results for its fiscal 2006 first quarter ended October 29, 2005. Dycom also provided guidance for the next fiscal quarter. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety by reference herein.
On November 22, 2005 Dycom held a conference call to review the results of its fiscal 2006 first quarter ended October 29, 2005 and to address its outlook. A transcript of that call is attached hereto as Exhibit 99.2 and is incorporated in its entirety by reference herein.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
     None.
(b) Pro forma financial information.
     None.
(c) Exhibits.

Exhibit No.	Description
99.1	Press release of Dycom Industries, Inc. issued on November 21, 2005.

99.2	Transcript of Dycom Industries, Inc. conference call to review the results of its fiscal 2006 first quarter ended October 29, 2005 and address its outlook, which took place on November 22, 2005.

     The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, unless the Registrant specifically states that it is so incorporated by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYCOM INDUSTRIES, INC.
Date: November 23, 2005	By:	/s/ Richard L. Dunn
Richard L. Dunn
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Dycom Industries, Inc. issued on November 21, 2005.

99.2	Transcript of Dycom Industries, Inc. conference call to review the results of its fiscal 2006 first quarter ended October 29, 2005 and address its outlook, which took place on November 22, 2005.

5